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                      AMENDMENT TO TECHNOLOGY PURCHASE AGREEMENT


     THIS AMENDMENT to Technology Purchase Agreement is made as of the 11th day of August, 1998, by and between AMERICAN CARD TECHNOLOGY, INC., a Delaware corporation ("American Card") and SOFTCHIP ISRAEL LTD., a corporation organized under the laws of Israel ("SoftChip").

                                     WITNESSETH:

     WHEREAS, American Card and SoftChip are parties to a technology purchase agreement dated as of March 7, 1998 (the "Purchase Agreement"); and

     WHEREAS, the Purchase Agreement contemplates that American Card will close on an initial public offering of its securities (the "IPO") no later than September 15, 1998, which IPO is to provide funds for the purchase of the technology pursuant to the Purchase Agreement; and

     WHEREAS, American Card does not anticipate closing on the IPO prior to November 1, 1998; and

     WHEREAS, SoftChip is willing to extend the date by which American Card may purchase the technology pursuant to the Purchase Agreement through November 1, 1998 or the closing of the IPO, whichever is earlier.

     NOW THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties hereto agree as follows:

     1. The definition of "Closing Date" in Section 1 of the Purchase Agreement is hereby amended by deleting the reference to "September 15, 1998" and substituting "November 1, 1998" in lieu therefor.

     2. Except as amended hereby, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.


SIGNED, SEALED, AND DELIVERED
IN THE PRESENCE OF:                     AMERICAN CARD TECHNOLOGY, INC.


------------------------------          By:      /s/ Raymond Findley, Jr.
                                             --------------------------------

                                             Its President
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                                               (SIGNATURES CONTINUED NEXT PAGE)

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                                        SOFTCHIP ISRAEL LTD.


------------------------------          By:      /s/ Michael Cohen
                                             --------------------------------

                                             Its Managing Director
------------------------------